Exhibit 99.2
                                                     LaSalle Re Holdings Limited

                           LaSalle Re Holdings Limited
                           List of non-Debtor Entities

LaSalle Re Limited
LaSalle Re (Services) Limited
LaSalle Re Corporate Capital Limited
LaSalle Re (Barbados) Limited
LaSalle (UK) Limited